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                                                                    Exhibit 23.1
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                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
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PrivateBancorp, Inc.:

As independent public accountants, we hereby consent to the use of our report dated January 31, 2000 (except with respect to the matter discussed in Note 20, as to which the date is February 11, 2000) and to all references to our Firm included in or made a part this Amendment No. 1 to the registration statement on Form S-1.


/s/ Arthur Andersen LLP

Chicago, Illinois
January 26, 2001